AMENDMENT NO. 3
                                       TO
                               PURCHASE AGREEMENT


      THIS AMENDMENT NO. 3, dated as of June 2, 1997, to that certain Purchase Agreement, dated as of August 3, 1995, as amended by Amendment No. 1 to Purchase Agreement, dated as of October 20, 1995, and by Amendment No. 2 to Purchase
Agreement, dated as of April 11, 1996 (as amended, the "Agreement"), by and among Restaurant Development Group, Inc., a Delaware corporation ("RDG"), and Checkers Drive-In Restaurants, Inc., a Delaware corporation ("Checkers").

      WHEREAS, RDG holds a promissory note of Checkers, dated May 4, 1994, in the principal amount of $1,693,225.27 (the "Note"); and

      WHEREAS, Checkers and RDG have entered into the Agreement, pursuant to which Checkers has agreed to acquire and RDG has agreed to sell the Note of Checkers held by RDG; and

      WHEREAS, Checkers has entered into a letter of intent with Rally's Hamburgers, Inc. pursuant to which it is contemplated that Checkers will acquire all of the outstanding stock of Rally's pursuant to a merger of Rally's with a subsidiary of Checkers, in which Rally's stockholders will receive shares of Checkers common stock in exchange for their Rally's common stock; and

      WHEREAS, Checkers and RDG agree that the closing of this Agreement will be delayed until after the closing of the Rally's transaction and desire to make certain changes in the terms of the Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Section 6.02 of the Agreement is hereby amended by adding the following sentence to the end thereof:

      Notwithstanding the foregoing, in the event that Checkers is negotiating with Rally's Hamburgers, Inc. ("Rally's") to acquire all of the outstanding stock of Rally's through a merger of Rally's with a subsidiary of Checkers or otherwise, then Checkers' obligation to have the Registration Statement declared effective by the SEC as expeditiously as practicable shall be suspended, pending the closing of the transaction with Rally's.

      2. Article VI of the Agreement is hereby amended by adding the following Section 6.09:

                 6.09 PAYMENT OF PRINCIPAL. Beginning on July 15, 1997, and on the 15th day of each month thereafter through October 15, 1997, in the event that the Registration Statement has not yet been declared effective by the SEC, Checkers shall pay to RDG in cash the amount of One Hundred Thousand Dollars ($100,000.00), to be applied against the principal balance due under the Note. Notwithstanding any other provision contained in this Agreement, all remaining principal due under the Note and any accrued but unpaid interest thereon shall be payable on November 15, 1997, if the Registration Statement is not declared effective by the SEC before such date.

      3. Section 7.07 of the Agreement is hereby amended by adding the following sentence to the end thereof:

      In the event that Checkers acquires all of the outstanding stock of Rally's Hamburgers, Inc. ("Rally's") through a merger of Rally's with a subsidiary of Checkers or otherwise, then the 50,000 share volume limitation set forth above shall be increased to 75,000 shares.

      4.    Section 10.03 of the Agreement is deleted in its entirety.

      5. Section 14.01 of the Agreement is hereby amended by changing the date in clause (vi) thereof from "May 31, 1996" to November 25, 1997" each time that it appears.

      6. Except as otherwise provided herein, the Agreement shall remain in full force and effect.

      7. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      8. This Amendment No. 3 shall become effective upon execution by all of the parties hereto and the payment by Checkers to RDG in cash the amount of One Hundred Thousand Dollars ($100,000.00), to be applied against the principal balance due under the Note, and thereafter any reference to the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

                  [Remainder of page intentionally left blank.
                      Signatures appear on the next page.]

















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            IN WITNESS WHEREOF, each of the corporate parties hereto have caused this Amendment to the Agreement to be executed by their respective duly authorized officer or officers as of the day and year first above written.

                                    CHECKERS DRIVE-IN RESTAURANTS, INC.


                                    By  /s/ Joseph N. Stein
                                      ------------------------------------------
                                          Name  Joseph N. Stein
                                          Title Executive Vice President



                                    RESTAURANT DEVELOPMENT GROUP, INC.


                                    By  /s/ Nolan Lehmann
                                      ------------------------------------------
                                          Name  Nolan Lehmann
                                          Title Vice President





























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